Exhibit 4.1

COMMON STOCK

PAR VALUE $.01

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ

# Dice Holdings, Inc.

Certificate Number

ZQ 000000

Shares

**600620******
***600620*****
****600620****
*****600620***
******600620**

## DICE HOLDINGS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

MR. SAMPLE & MRS. SAMPLE &
MR. SAMPLE & MRS. SAMPLE

CUSIP 253017 10 7

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

* * * SIX HUNDRED THOUSAND
SIX HUNDRED AND TWENTY* * *

FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

**Dice Holdings, Inc. (the "Corporation")** transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation and all amendments thereto. Upon request, the Corporation will furnish without charge to the holder hereof a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as may be established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

President and Chief Executive Officer

DICE HOLDINGS, INC. CORPORATE SEAL 2005 DELAWARE

Vice-President, General Counsel
and Corporate Secretary

DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED:
**COMPUTERSHARE TRUST COMPANY, N.A.**
TRANSFER AGENT AND REGISTRAR,

By ______________________
AUTHORIZED SIGNATURE

1234567

... ..............................................................................................................

Dice Holdings, Inc.	Cusip			XXXXXX XX X
	Holder ID			XXXXXXXXXX
	Insurance Value			1,000,000.00
	Number of Shares			123456
	DTC	12345678	123456789012345
PO BOX 43004, Providence, RI 02940-3004

	Certificate Numbers	Num/No.	Denom.	Total
MR A SAMPLE	1234567890/1234567890	1	1	1
DESIGNATION (IF ANY)	1234567890/1234567890	2	2	2
ADD 1	1234567890/1234567890	3	3	3
ADD 2	1234567890/1234567890	4	4	4
ADD 3	1234567890/1234567890	5	5	5
ADD 4	1234567890/1234567890	6	6	6
	Total Transaction			7

... ..............................................................................................................

DICE HOLDINGS, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT-	Custodian
(Cust) (Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act
State

JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	Custodian (until age )
(Cust) (Minor)
under Uniform Transfers to Minors Act
	Additional abbreviations may also be used though not in the above list.		State

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Share
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:	20

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:
Signature:

Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.